RIDGEWORTH FUNDS

Supplement dated April 10, 2012 to the

Statement of Additional Information (“SAI”)

dated August 1, 2011 (as revised)

RidgeWorth Maryland Municipal Bond Fund (A & I Shares)

This Supplement updates information in, and should be read in conjunction with, the SAI. All information is effective as of April 10, 2012.

1.        The RidgeWorth Maryland Municipal Bond Fund is renamed the RidgeWorth Short-Term Municipal Bond Fund. All references to “Maryland Municipal Bond Fund” are deleted and replaced with “Short-Term Municipal Bond Fund”.

2.        In the section entitled “Special Considerations Relating to Municipal Obligations of Designated States” on page 16 of the SAI, the “Factors Pertaining to Maryland” are deleted in their entirety.

3.        The advisory fee under the section entitled “The Adviser — Advisory Fees paid to the Adviser” on page 31 of the SAI for the Short-Term Municipal Bond Fund will be reduced to 0.35% of the Fund’s average daily net assets.

4.        In the section entitled “The Distributor” beginning on page 40 of the SAI, the sixth paragraph in the section is deleted in its entirety and replaced with the following:

Each of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund and Short-Term U.S. Treasury Securities Fund pays the following amount (reallowance) of front-end sales charge to Dealers as a percentage of the offering price of A Shares:

5.        In the section entitled “Letter of Intent” beginning on page 59 of the SAI, the last two paragraphs of the section are hereby deleted in their entirety and replaced with the following:

4.75% for the following Funds: Conservative Allocation Strategy, Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix High Yield Fund, Total Return Bond Fund, U.S. Government Securities Fund, and Virginia Intermediate Municipal Bond Fund; and

2.50% for the following Funds: Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund and Short-Term U.S. Treasury Securities Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP-150